________________________________________________________________________________

DEAR SHAREHOLDERS:
Our report for CIGNA Investment Securities (the "Fund") covering the quarter ended March 31, 2003 follows.

MARKET SUMMARY
For the first quarter, fixed income markets outperformed domestic equity markets. The 1.39% total return from the Lehman Brothers Aggregate Bond Index compared favorably with the 3.15% decline in the S&P 500 Index for the same period. These returns reflect heightened geopolitical pressures that have had a considerable dampening effect on business conditions--benefiting fixed income markets overall relative to equities.

Year to date, all major sector components of the Lehman Brothers Aggregate Bond Index outperformed Treasuries. There were many intra-quarter ups and downs in the Treasury market, yet yields ended pretty much where they started, as the Lehman Brothers Treasury Index returned 0.99% for the quarter.

Investment-grade corporate bonds (as measured by the Lehman Brothers U.S. Credit Index) returned 2.40%. However, the Lehman Brothers High Yield Bond Index, which returned 7.61%, dwarfed this result. Sentiment within the corporate markets finished the quarter on a very positive tone, as investors seem to have returned to a "relative value" mode and are anticipating better performance for the rest of the year. The best-performing asset class during the past six months has been High Yield, with a nearly 15% cumulative return. The opposite was true during the first part of 2002, as lower quality and speculative-grade debt significantly underperformed.

The credit sectors have enjoyed five consecutive months of positive excess returns versus comparable Treasuries. Conditions have favored the corporate markets due to an improvement in corporate balance sheets, a reversal of the flight to quality trade, and a strong investor demand for yield. The quality curve, as measured by AAA-BBB bonds, also flattened over the quarter. Spreads between AAA/AA bonds tightened by approximately 10 basis points (bps), while A spreads tightened 15 bps and BBB spreads tightened the most at 30 bps.

In other sectors, the Lehman Brothers Mortgage-Backed Securities Index posted a 1.36% total return and an excess return of 37 bps against U.S. Treasuries. The sector continues to be challenged by increased supply, as mortgage rates continue to remain historically low, and by the sector having significant duration extension risk.

PERFORMANCE
The Fund returned a net 1.76% for the first quarter, outperforming the Lehman Brothers Aggregate Bond Fund Index by 37 bps. The Fund's outperformance was attributed mainly to our exposure to the High Yield

________________________________________________________________________________


sector, which produced strong results for the period. The Fund also was helped by the allocation to and positive issue selection in investment-grade credits and issue selection in MBS for the period. The Fund's return, based on the market value of its shares traded on the New York Stock Exchange, was 3.26%.

Bond issues owned by the Fund that were positive contributors included Household Finance Corporation in the finance sector and regional banks, such as Abbey National and National City Corp. Strong performers in communications from a selection standpoint included Yankee names France Telecom and Deutsche Telekom and domestic names such as Sprint. The Fund also benefited from its selection in media/cable names such as NewsAmerica Holdings, TCI and Comcast.

In mortgage-backed securities (MBS), our selection of premium securities and prepayment penalty bonds continued to add value for the quarter. Securities with better prepayment protection outperformed premium securities in this high refinancing environment. Agency bond selection also helped performance for the quarter as our FICO Agency bonds, which were issued as part of the asset liquidation resulting from the savings and loan crisis of the 1980s, continued to outperform the other Agency bonds.

Our sustained use of a high yield diversification strategy to enhance performance and control individual credit risk added value over the quarter. We also maintained a small allocation to emerging markets, with selection and allocation both positive over the period. Individual emerging markets credits that added value were Russia and the Republic of Columbia.

OUTLOOK
Uncertainty surrounding geopolitical events makes forecasting unusually difficult and could lead to additional volatility in financial markets over the next year. However, we remain of the opinion that investment-grade corporate bonds will continue to outpace Treasuries; therefore, we will maintain a strategic overweight in this sector. Corporate bonds' yield advantage to Treasuries should also cushion returns in a rising rate environment. We also anticipate credit quality trends to improve, and the rising demand for securities with higher yields than Treasuries will be positive factors for corporate bonds.

We continue to favor companies that are executing clear debt reduction plans, more specifically in the Yankee Telecommunications arena, such as France Telecom, and domestic issuers such as Comcast. As

                                                          (continued on panel 5)

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES
FINANCIAL SUMMARY
For the Three Months Ended March 31 (Unaudited)
(In Thousands)
________________________________________________________________________________



                                                                                                  2003              2002
                                                                                        ------------------------------------

Net investment income                                                                              $1,179              $900
Net realized and unrealized gain (loss)                                                               420           (1,280)
Per share:
 Net investment income                                                                              $0.27             $0.19
 Dividends from net investment income                                                               $0.24             $0.28
 Net asset value at end of period                                                                  $18.83            $17.90

                                                                                        ------------------------------------

NET INVESTMENT INCOME PER SHARE
For the Three Months Ended March 31 (Unaudited)

          2003                      2002                    2001                     2000                    1999
----------------------------------------------------------------------------------------------------------------------------
         $0.27                      $0.19                   $0.27                    $0.28                   $0.29

________________________________________________________________________________
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003 (Unaudited)
(In Thousands)
________________________________________________________________________________

ASSETS:
Investments in securities at value                                                                                  $89,305
(Cost--$86,798)
Interest and dividends receivable                                                                                     1,055
Investment for Directors' deferred compensation plan                                                                    148
Swap contracts receivable                                                                                                69
Other                                                                                                                    21
                                                                                                                 -----------
  Total assets                                                                                                       90,598
                                                                                                                 -----------
LIABILITIES:
Deferred Directors' fees payable                                                                                        148
Futures variation margin payable                                                                                         44
Advisory fees payable                                                                                                    39
Payable for forward currency contracts                                                                                   35
Audit and legal fees payable                                                                                             25
Shareholder reports payable                                                                                              18
Custodian fees payable                                                                                                   18
Payable for investments purchased                                                                                        17
Administrative services fees payable                                                                                      9
Transfer agent fees payable                                                                                               6
                                                                                                                 -----------
  Total liabilities                                                                                                     359
                                                                                                                 -----------
NET ASSETS                                                                                                          $90,239
                                                                                                                 ===========
NET ASSET VALUE PER SHARE
Applicable to 4,792 shares of $0.10
  par value capital stock outstanding
  (12,000 shares authorized)                                                                                         $18.83
                                                                                                                 ===========

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES
STATEMENT OF OPERATIONS AND CHANGE IN NET ASSETS
For the Three Months Ended March 31, 2003 (Unaudited)
(In Thousands)
________________________________________________________________________________
INVESTMENT INCOME:
Interest and swap income      $1,375
Dividend Income                   37
                              ------
                               1,412
                              ------
EXPENSES:
Investment advisory fees        $110
Custodian fees                    37
Auditing and legal fees           18
Shareholder reports               17
Transfer agent fees               15
Administrative services fees      13
Stock exchange fees                9
Trustees' fees                     7
Other                              7
                              ------
    Total Expenses               233
                              ------         ------
NET INVESTMENT INCOME                         1,179
Net realized gain from investments              969
Net realized gain from forward currency
  contracts                                       2
Net realized loss from futures contracts       (317)
Net unrealized depreciation on investments     (410)
Net unrealized depreciation on forward
  currency contracts                            (37)
Net unrealized appreciation on futures
  contracts                                     214
Net unrealized depreciation on swaps             (1)

NET INCREASE IN NET ASSETS FROM OPERATIONS     1,599
DISTRIBUTIONS TO SHAREHOLDERS FROM
  NET INVESTMENT INCOME                       (1,150)

NET INCREASE IN NET ASSETS                       449
NET ASSETS:
Beginning of period                           89,790
                                              ------
End of period (includes overdis-
  tributed net investment income of
  $288)                                      $90,239
                                             =======

________________________________________________________________________________

companies continue to rein in their capital expenditures and thus reduce their borrowing needs, we expect the leverage metrics of these companies to improve. Combining this reduced borrowing with even a modest increase in economic growth should begin to improve credit quality, as the necessary de-leveraging of corporate America takes place.

However, we are still somewhat cautious about event risk and signs of credit deterioration sparked by weaker profits/earnings, company-specific issues, and declining equity valuations.

In the MBS sector, we have maintained a neutral allocation due to our cautious outlook, which is driven largely by current geopolitical events. The MBS market continues to contain significant duration risk that will dampen performance. Until we can prudently determine expected MBS durations, we need to be very careful in our allocation to the sector.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA INVESTMENT SECURITIES

________________________________________________________________________________

CIGNA Investment Securities is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.

DIVIDEND RATE CHANGE
The quarterly dividend from net investment income of 23 cents per share, which the Fund declared on April 29, 2003, is payable June 10, 2003 to shareholders of record on May 28, 2003, represents a new dividend rate. The new rate is a reduction from the 24 cents per share rate the Fund has paid since June 10, 2002. The principal reason for the reduction on the dividend is that higher coupon bonds purchased by the Fund in earlier years have gradually been replaced by lower coupon issues, as the original bonds have either matured, been called or sold for investment and credit reasons.

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 CIGNA

CIGNA Investment Securities             [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
3 Newton Executive Park, Suite 200
Newton, MA 02462

                                                                CIGNA INVESTMENT
                                                                SECURITIES

--------------------                    ________________________________________
PRESORTED STANDARD
    U.S. POSTAGE                                            FIRST QUARTER REPORT
       PAID                                                       MARCH 31, 2003
 SO. HACKENSACK, NJ
    PERMIT 750
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